                             LETTER OF TRANSMITTAL

                      TO ACCOMPANY SHARES OF COMMON STOCK,
                           $0.01 PAR VALUE PER SHARE

                                       OF

                               INVIVO CORPORATION

          TENDERED UNDER THE OFFER TO PURCHASE DATED JANUARY 13, 2003

         THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
                          AT 9:00 P.M., EASTERN TIME,
          ON TUESDAY, FEBRUARY 11, 2003, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the offer is:

                        U.S. STOCK TRANSFER CORPORATION

        By Registered or Certified Mail,                    By Facsimile Transmission:
           Hand or Overnight Courier:                    (For Eligible Institutions Only)
        U.S. Stock Transfer Corporation                           (818) 502-0674
      Attention: Reorganization Department
              1745 Gardena Avenue                             For Confirmation Call:
               Glendale, CA 91204                                 (800) 835-8778

     THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE OFFER TO PURCHASE SHOULD BE READ CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE FOR THE DEPOSITARY OR TRANSMISSION OF A FACSIMILE OF THIS LETTER OF TRANSMITTAL TO A DIFFERENT FACSIMILE NUMBER THAN THAT SHOWN ABOVE FOR THE DEPOSITARY WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO INVIVO CORPORATION WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERY.

     LIST BELOW THE CERTIFICATE NUMBERS AND NUMBER OF SHARES TO WHICH THIS LETTER OF TRANSMITTAL RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, LIST THE CERTIFICATE NUMBERS TENDERED ON A SEPARATELY EXECUTED AND SIGNED SCHEDULE AND AFFIX THE SCHEDULE TO THIS LETTER OF TRANSMITTAL. SEE INSTRUCTION 3. THE NAMES AND ADDRESSES OF THE HOLDERS SHOULD BE PRINTED, IF NOT ALREADY PRINTED BELOW, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY. THE SHARES THAT THE UNDERSIGNED WISHES TO TENDER SHOULD BE INDICATED IN THE APPROPRIATE BOXES.

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
                                          (SEE INSTRUCTIONS 3 AND 4)
---------------------------------------------------------------------------------------------------------------
                                                                          CERTIFICATE(S) ENCLOSED
                                                             [ ] CHECK HERE IF ANY CERTIFICATE(S) FOR TENDERED
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)           SHARES HAVE BEEN LOST, STOLEN, DESTROYED OR
                   (PLEASE FILL IN BLANK)                              MUTILATED. SEE INSTRUCTION 12.
---------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                   SHARES
                                                                                REPRESENTED       NUMBER OF
                                                               CERTIFICATE           BY             SHARES
                                                                NUMBER(S)*    CERTIFICATE(S)*     TENDERED**
                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

                                                             ---------------------------------------------

---------------------------------------------------------------------------------------------------------------
  * Need not be completed by holders tendering by book-entry transfer.
 ** If you desire to tender fewer than all shares evidenced by any certificates listed, indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------

     INDICATE BELOW THE ORDER (BY CERTIFICATE NUMBER) IN WHICH SHARES ARE TO BE PURCHASED IN THE EVENT OF PRORATION. IF YOU DO NOT DESIGNATE AN ORDER, IN THE EVENT OF PRORATION, SHARES WILL BE SELECTED FOR PURCHASE BY THE DEPOSITARY. SEE INSTRUCTION 7.

-----------------------------------------------------------------------------------------------------------
  1ST:                       2ND:                       3RD:                       4TH:
-----------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, or any other "qualified" registered securities depository, referred to as the "book-entry transfer facility," under Section 3 of the Offer to Purchase.

     If a stockholder desires to tender shares under the offer and such stockholder's share certificates are not immediately available or cannot be delivered to the Depositary by the expiration date of the offer, or the procedure for book-entry transfer cannot be completed by the expiration date of the offer, or if the other required documents cannot be delivered to the Depositary by the expiration date of the offer, the shares may nevertheless be tendered according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Depositary.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
    ----------------------------------------------------------------------------

    Account Number: ---------------     Transaction Code Number: ---------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------------------------------

    Name of Institution that Guaranteed Delivery:
    ---------------------------------------------------------------------------

    Account Number:
    ----------------------------------------------------------------------------

To U.S. Stock Transfer Corporation:

     The undersigned hereby tenders to Invivo Corporation, a Delaware corporation ("Invivo"), the above-described shares of Invivo common stock, $0.01 par value per share, at a purchase price of $15.00 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Invivo's Offer to Purchase, dated January 13, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together, as they may be amended and supplemented from time to time, constitute the offer.

     Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms and subject to the conditions of the offer (including, if the offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of, Invivo all right, title and interest in and to all shares tendered hereby and orders the registration of such shares tendered by book-entry transfer that are purchased under the offer to or upon the order of Invivo and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Depositary also acts as the agent of Invivo, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

          (a) deliver certificates for such shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Invivo, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such shares;

          (b) present certificates for such shares for cancellation and transfer on Invivo's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the offer.

     The undersigned hereby covenants, represents and warrants to Invivo that:

          (a) the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of shares complies with Rule 14e-4;

          (b) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when and to the extent Invivo accepts the shares for purchase, Invivo will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or Invivo deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     The undersigned understands that Invivo will, upon the terms and subject to the conditions of the offer and at a price of $15.00 per share, net to the seller in cash, without interest, purchase 650,000 shares (or such lesser number of shares as are validly tendered and not properly withdrawn) pursuant to the offer. The undersigned understands that Invivo will pay the purchase price for all shares validly tendered and not properly withdrawn, upon the terms and subject to the conditions of the offer, including the procedure pursuant to which shares will be accepted for payment and the proration provisions described in the Offer to Purchase. Shares not purchased in the offer because of proration will be returned to the tendering stockholders promptly after the expiration of the offer at Invivo's expense. See Section 1 of the Offer to Purchase. The undersigned understands that Invivo has reserved the right, in its sole discretion, to purchase more than 650,000 shares in the offer, subject to applicable law.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Invivo may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Invivo has no obligation under the box captioned "Special Payment Instructions" on the next page of this Letter of Transmittal to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Invivo purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of shares by Invivo for payment will constitute a binding agreement between the undersigned and Invivo upon the terms and subject to the conditions of the offer.

     The check for the aggregate net purchase price for such of the tendered shares as are purchased by Invivo will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either the box captioned "Special Payment Instructions" or the box captioned "Special Delivery Instructions" on the next page.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 8)

        To be completed ONLY if the check for the purchase price of shares purchased is to be issued in the name of someone other than the undersigned.

   Issue check to:

   Name:
   ----------------------------------------------------

   Address:
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)
------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 8)

        To be completed ONLY if the check for the purchase price of shares purchased is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Deliver check to:

   Name:
   ----------------------------------------------------

   Address:
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

          ------------------------------------------------------------

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                          CAREFULLY BEFORE COMPLETING

                            STOCKHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
            (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S) OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY STOCK CERTIFICATE(S) AND DOCUMENTS TRANSMITTED HEREWITH. IF A SIGNATURE IS BY AN OFFICER ON BEHALF OF A CORPORATION OR BY AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ATTORNEY-IN-FACT, AGENT OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE FULL TITLE AND SEE INSTRUCTION 5.

--------------------------------------------------------------------------------
                           (AUTHORIZED SIGNATURE(S))
Dated:
------------------------, 2003

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------
                                (IF APPLICABLE)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                  (SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

(Area Code) Telephone Number:
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)
Dated:
------------------------, 2003

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)
(Area Code) Telephone Number:
--------------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
                     FORMING PART OF THE TERMS OF THE OFFER
                             OF INVIVO CORPORATION

     1.  GUARANTEE OF SIGNATURES.  No signature guarantee is required if either:

     (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and such holder has not completed either the box captioned "Special Payment Instructions" or the box captioned "Special Delivery Instructions" above; or

     (b) such shares are tendered for the account of an "eligible guarantor institution," which term includes a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

     In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the Depositary's account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an agent's message (as described below), and any other documents required by this Letter of Transmittal, must be received by the Depositary at the appropriate address set forth herein before the expiration date.

     The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that Invivo may enforce such agreement against such participant.

     If a stockholder desires to tender shares under the offer and such stockholder's share certificates are not immediately available or cannot be delivered to the Depositary by the expiration date of the offer, or the procedure for book-entry transfer cannot be completed by the expiration date of the offer, or if the other required documents cannot be delivered to the Depositary by the expiration date of the offer, the shares may nevertheless be tendered, provided that all of the following conditions are satisfied:

     (a) the tender is made by or through an eligible guarantor institution;

     (b) the Depositary receives by hand, mail, overnight courier, telegram or facsimile transmission, before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with the Offer to Purchase, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in such Notice of Guaranteed Delivery; and

     (c) the certificates for all tendered shares, in proper form for transfer, or confirmation of book-entry transfer of such shares into the Depositary's account at the book-entry transfer facility, together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, and any required signature guarantees, or an agent's message, or other documents required by this Letter of Transmittal, are received by the Depositary within three trading days on the Nasdaq National Market after the date of receipt by the Depositary of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL

WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Invivo will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

     5.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     (b) If the shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

     (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal, or photocopies of it, as there are different registrations of certificates.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless (i) payment is to be made or (ii) the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), AND THE SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to Invivo of their authority to so act.

     6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Invivo will pay or cause to be paid any stock transfer taxes payable, if any, on the transfer to it of shares purchased under the offer. If, however:

     (a) payment of the purchase price is to be made to any person other than the registered holder(s); or

     (b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;

then the amount of any stock transfer taxes, if any (whether imposed on the registered holder(s), such other person(s) or otherwise), payable on account thereof will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

     7. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 13 of the Offer to Purchase.

     8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such check(s) are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.

     9. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Invivo, in its sole discretion, and Invivo's determination will be final and binding on all parties. Invivo reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which Invivo determines may be unlawful. Invivo also reserves the absolute right to waive any of the conditions of the offer. Invivo also reserves the right to waive any defect or irregularity in any tender with respect to any particular shares or any particular stockholder. Invivo's interpretation of the terms of the offer will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by Invivo. Invivo, the Depositary and any other person are not under any duty to give notification of any defects or irregularities in any tender and will not incur any liability for failure to give any such notification.

     10. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance may be directed to Invivo or the Depositary at the addresses and telephone numbers below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may also be directed to Invivo, and such copies will be furnished promptly at Invivo's expense. Stockholders may also contact their broker, dealer, commercial bank, trust company or nominee for assistance concerning the offer.

                               INVIVO CORPORATION
                            Attention: John F. Glenn
                            4900 Hopyard Road, #210
                              Pleasanton, CA 94588
                           Telephone: (925) 468-7600

                        U.S. STOCK TRANSFER CORPORATION
                      Attention: Reorganization Department
                              1745 Gardena Avenue
                               Glendale, CA 91204
                           Facsimile: (818) 502-0674
                           Telephone: (800) 835-8778

     11. SUBSTITUTE FORM W-9. Under the U.S. federal income tax laws, the Depositary will be required to backup withhold a portion of the amount of any payments made to certain stockholders pursuant to the offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 included with this Letter of Transmittal. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign stockholder qualifies as an exempt recipient, such stockholder or payee must submit an IRS Form W-8 BEN or other applicable form, signed under penalties of perjury, attesting to that stockholder's exempt status. The applicable form can be obtained from Invivo or the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed Substitute Form W-9 and the instructions set forth thereon.

     Failure to complete the Substitute Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to backup withhold a portion of the amount of any payments made pursuant to the offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of a portion of any payments made to you pursuant to the offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

     12. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing tendered shares has been lost, stolen, destroyed or mutilated, the stockholder should check the applicable box in the section captioned "Description of Shares Tendered" of this Letter of Transmittal and return the completed Letter of Transmittal as promptly as possible to U.S. Stock Transfer Corporation, the transfer agent for Invivo's common stock. Such stockholder may be required to post a bond to secure against the risk that any such lost, stolen, destroyed or mutilated certificate(s) may be subsequently recirculated. Stockholders are urged to send this Letter of Transmittal to U.S. Stock Transfer Corporation as promptly as possible in order to permit timely processing of this documentation and to determine if the posting of a bond is required. Any questions regarding the procedures for replacing lost, stolen, destroyed or mutilated certificates may be directed to U.S. Stock Transfer Corporation at
(800) 835-8778.

   IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER
 AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED
    DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------------
                                       PART 1 -- Taxpayer Identification     ------------------------------------
             SUBSTITUTE                Number (TIN) -- Enter your TIN in            Social Security Number
              FORM W-9                 the appropriate box. For
                                       individuals, this is your social                       or
     DEPARTMENT OF THE TREASURY        security number. For entities, it is  ------------------------------------
      INTERNAL REVENUE SERVICE         your employer identification number.     Employer Identification Number
                                       If you do not have a TIN, see "How
                                       to Obtain a TIN" in the enclosed
                                       Guidelines.
                                       Note: If the account is in more than
                                       one name, see the chart in the
                                       enclosed Guidelines to determine
                                       what number to enter.
                                       ---------------------------------------------------------------------------
                                       PART 2 -- Certification -- Under penalties of perjury, I certify that: (1)
    PAYER'S REQUEST FOR TAXPAYER       The number shown on this form is my correct Taxpayer Identification Number
        IDENTIFICATION NUMBER          (or I am waiting for a number to be issued to me); (2) I am not subject to
       (TIN) AND CERTIFICATION         backup withholding either because (i) I am exempt from backup withholding,
                                       (ii) I have not been notified by the Internal Revenue Service ("IRS") that
                                       I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S.
                                       resident alien).
------------------------------------------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS -- You must cross out Item 2 of Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, Item 2 of Part 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement, and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.



Signature: ------------------------------ Name (Please Print): ------------------------------



Date: ------------------------------, 2003
------------------------------------------------------------------------------------------------------------------

NOTE:FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF A PORTION OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

The following guidelines are to assist you in completing the Substitute Form W-9 to be delivered to the Depositary with the Letter of Transmittal. For more detailed instructions, consult with your tax advisor or the Internal Revenue Service. Unless otherwise specified, all section references in these guidelines are references to the Internal Revenue Code of 1986, as amended.

HOW TO OBTAIN A TIN.--If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for U.S. resident individuals), or Form SS-4, Application for Employer Identification Number (for U.S. businesses and other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

If you are awaiting a TIN at the time that you give the Substitute Form W-9 to the requester, you will generally have 60 days to obtain the TIN and furnish it to the requester. If the requester does not receive the TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the requester.

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                          GIVE NAME AND SSN
       FOR THIS TYPE OF ACCOUNT:                 OF:
------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-
        trust (grantor is also trustee)  trustee(1)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under state law
 5.  Sole proprietorship                 The owner(3)
------------------------------------------------------------

------------------------------------------------------------
                                          GIVE NAME AND EIN
       FOR THIS TYPE OF ACCOUNT:                 OF:
------------------------------------------------------------

------------------------------------------------------------
 6.  A valid trust, estate, or pension   Legal entity(4)
     trust
 7.  Corporate                           The corporation
 8.  Association, club, religious,       The organization
     charitable, educational, or other
     tax-exempt organization
 9.  Partnership                         The partnership
10.  A broker or registered nominee      The broker or
                                         nominee
11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Please note that if no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempt from backup withholding on ALL payments include the following:
(1) An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
(2)  The United States or any agency or instrumentality thereof.
(3) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
(4) A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
(5)  An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include the following:
(6)  A corporation.
(7)  A foreign central bank of issue.
(8) A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or custodian.
(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(l).

For interest and dividend payments, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) are exempt, and a person registered under the Investment Advisors Act of 1940 who regularly acts as broker is also exempt. For barter exchange transactions and patronage dividends, only payees listed in items (1) through
(5) are exempt from backup withholding. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees listed in items (1) through (7).

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PAYMENTS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING
Payment of dividends and patronage dividends not generally subject to backup withholding include the following:
(1) Payments to nonresident aliens subject to withholding under section 1441.
(2) Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
(3) Payments of patronage dividends where the amount received is not paid in money.
(4) Payments made by certain foreign organizations.
(5) Section 404(k) payments made by an FSOP.

Payments of interest not generally subject to backup withholding include the following:

(1) Payments of interest on obligations issued by individuals. (Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.)
(2) Payments of tax-exempt interest (including exempt-interest dividends under section 852).
(3) Payments described in section 6049(b)(5) to non-resident aliens.
(4) Payments made by certain foreign organizations.
(5) Mortgage or student loan interest paid to you.

Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6045 and 6050A.

PENALTIES
PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDER. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give their taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% (29% after 2003) of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply (see above).

  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE
                                    SERVICE.